EXHIBIT 10.11
                                  -------------

                                WARRANT AGREEMENT

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS WARRANT MAY NOT BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS AN EXEMPTION THEREFROM IS AVAILABLE.

         This Warrant (this "Warrant") is entered into as of March 8, 2000 by and between IN STORE MEDIA SYSTEMS, INC., a Nevada corporation (the "Company"), and Morris & Mozer Financial, Inc. (the "Holder").

                                    RECITALS
                                    --------

                  WHEREAS the Company has entered into that certain engagement letter dated February 2, 2000 ("Agreement") with Morris & Mozer Financial, Inc. ("MMF" or the "Holder") to assist the Company to obtain up to two hundred million dollars ($200,000,000) in equipment financing and two hundred million dollars ($200,000,000) in revolving line of credit to implement its In$taClearing electronic coupon clearing system, and;

                  WHEREAS the Agreement specifies that MMF shall receive warrants (the "Warrants") to purchase five percent of the shares of Company Common Stock outstanding on February 2, 2000 (equal to three million one hundred fifty thousand (3,150,000) shares) at a price equal to $2.00 per share upon closing a Receivables-Backed revolving line of credit facility accepted by the Company, and;

                  WHEREAS, the Company desires to evidence such Warrants, by executing and delivering this Agreement.

                  NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the adequacy and receipt of which are irrevocably acknowledged, the parties hereto agree as follow.

                  1. DESCRIPTION; EXECUTION.

                           (a) This certifies that, for value received, the
Holder is hereby granted Warrants to purchase up to an aggregate of three million one hundred fifty thousand (3,150,000) shares of Company Common Stock. As used herein, "Shares" refers to the shares of Common Stock issued upon exercise of the Warrants. The Company shall cause to be issued to the Holder a Warrant certificate, in the form attached hereto, as soon as practicable after the execution of this Agreement (collectively, the "Warrant Certificate").

                           (b) Upon delivery of the Warrant Certificate to the
Holder, this Agreement shall be binding upon the Company, and the Holder shall be entitled to all the benefits set forth herein.

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                  2. TERM OF WARRANTS; REPURCHASE BY COMPANY.

                           (a) This Warrant shall remain exercisable as provided
in Section 3 until the close of business on the earlier of (i) the date five (5) years from the date first written above or (ii) the Repurchase Date, as defined in paragraph (b) below. Such date is hereafter referred to as the "Expiration Date.".

                           (b) At any time commencing after the date which is
thirty (30) months) after the date of this Warrant Agreement, and (ii) the Common Stock underlying the Warrants has been registered for resale by the holders thereof, then the Company may, in its sole and absolute discretion, established a date on which the Company shall be entitled to repurchase all, or any portion, of the Warrants (the "Repurchase Date") at a price of Four Dollars ($4.00) per Share. The Company shall deliver to the Holder a written notice setting forth the Repurchase Date, which date shall be at least sixty (60) days after the date of the notice. Prior to the Repurchase Date, the Holder may exercise the Warrants as provided herein. If not exercised on or before the Repurchase Date, the Company may repurchase the number of Warrants set forth in the notice.

                  3. EXERCISE OF WARRANT.

                           (a) The Warrant shall not be exercisable until two
(2) years after the date of this Warrant Agreement. At any time thereafter until the Expiration Date, the Holder shall have the right to purchase from the Company (and the Company shall promptly issue to the Holder) one fully-paid and nonassessable share of Common Stock at the Exercise Price (as defined below) for each Warrant, by surrendering the Warrant Certificate and the Subscription Form attached hereto to the Company at its executive offices and paying the aggregate Exercise Price for the Shares to be purchased, in cash or by check.

                           (b) The Warrants may be exercised in whole and in
part, but not in increments of less than 100 shares. In case of a partial exercise, the Warrant Certificate shall be surrendered and a new Warrant Certificate of the same tenor and for the purchase of the number of shares not purchased upon such partial exercise shall be issued by the Company to the Holder hereof. Warrants shall be deemed to have been exercised immediately prior to the close of business on the date of their surrender for exercise as provided above, and the person or entity entitled to receive the shares of Common Stock issuable upon the exercise shall be treated for all purposes as the Holder of such shares of record as of the close of business on such date. Prior to any such exercise, neither the Holder nor any person entitled to receive shares issuable upon exercise shall be or have any of the rights of a shareholder of the Company. No adjustment shall be made for dividends or other stockholder rights for which the record date is prior to the date of exercise. As soon as practicable on or after such date, the Company shall issue in the name of, and deliver to the person or persons entitled to receive, a certificate or certificates for the full number of shares of Common Stock issuable upon such exercise.

                  4. EXERCISE PRICE; ADJUSTMENT.

                  4.1 EXERCISE PRICE. The exercise price for each Share issuable pursuant to the Warrant is two dollars ($2.00) per share adjusted as provided below (the "Exercise Price").

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                  5. ADJUSTMENT OF WARRANT PRICE AND NUMBER OF SHARES OF COMMON
STOCK. The number and kind of securities purchasable upon the exercise of the Warrants and the Exercise Prices shall be subject to adjustment from time to time upon the happening of certain events, as follows:

                  5.1 ADJUSTMENTS. The number of shares of Common Stock purchasable upon the exercise of each Warrant and the Exercise Price thereof shall be subject to adjustment as follows:

                           (a) In case the Company shall (i) pay a dividend in
Common Stock or make a distribution in Common Stock, (ii) subdivide its outstanding Common Stock, (iii) combine its Stock, or (iv) issue, by reclassification of its Common Stock, other securities of the Company, the number of shares of Common Stock purchasable upon exercise of a Warrant immediately prior thereto shall be adjusted so that the Holder of a Warrant shall be entitled to receive the kind and number of shares of Common Stock or other securities of the Company which such Holder would have owned or would have been entitled to receive immediately after the happening of any of the events described above, had the Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. Any adjustment made pursuant to this Subsection 5.1(a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

                           (b) In case the Company shall issue rights, options,
warrants or convertible securities to all or substantially all Holders of its Common Stock, without any charge to such Holders, entitling them to subscribe for or purchase Common Stock at a price per share which is lower at the record date mentioned below than the then Current Market Price (as defined in Section 6 hereof), the number of shares of Common Stock thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of shares of Common Stock theretofore purchasable upon exercise of a Warrant by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such rights, options, warrants or convertible securities plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding immediately prior to the issuance of the rights, options, warrants or convertible securities plus the number of shares which the aggregate offering price of the total number of shares offered would purchase at such Current Market Price. Such adjustment shall be made whenever such rights, options, warrants or convertible securities are issued, and shall become effective immediately and retroactive to the record date for the determination of stockholders entitled to receive such rights, options, warrants or convertible securities.

                           (c) In case the Company shall distribute to all or
substantially all Holders of its Common Stock, evidences of its indebtedness or assets (excluding cash dividends or distributions out of earnings) or rights, options, warrants or convertible securities containing the right to subscribe for or purchase Common Stock (excluding those referred to in Subsection 5.1(b) above), then in each case the number of shares of Common Stock thereafter

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purchasable upon the exercise of each Warrant shall be determined by multiplying the number of shares of Common Stock theretofore purchasable upon exercise of such Warrant by a fraction, of which the numerator shall be the then Current Market Price on the date of such distribution, and of which the denominator shall be such Current Market Price on such date minus the then fair value (determined by the Company's Board of Directors) of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights, options, warrants or convertible securities applicable to one share. Such adjustment shall be made whenever any such distribution is made and shall become effective on the date of distribution retroactive to the record date for the determination of stockholders entitled to receive such distribution.

                           (d) No adjustment in the number of shares of Common
Stock purchasable pursuant to the Warrants shall be required unless such adjustment would require an increase or decrease of at least one percent in the number of shares of Common Stock then purchasable upon the exercise of the Warrants or, if the Warrants are not then exercisable, the number of shares of Common Stock purchasable upon the exercise of the Warrants on the first date thereafter that the Warrants become exercisable; provided, however, that any adjustments which by reason of this Subsection 5.1(d) are not required to be made immediately shall be carried forward and taken into account in any subsequent adjustment.

                           (e) Whenever the number of shares of Common Stock
purchasable upon the exercise of a Warrant is adjusted as herein provided, the Exercise Price payable upon exercise of the Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of shares of Common Stock purchasable upon the exercise of such Warrant immediately prior to such adjustment, and of which the denominator shall be the number of shares of Common Stock so purchasable immediately thereafter.

                           (f) Whenever the number of shares of Common Stock
purchasable upon the exercise of a Warrant or the Exercise Price is adjusted as herein provided, the Company shall cause to be promptly mailed to the Holder by first class mail, postage prepaid, notice of such adjustment or adjustments.

                           (g) For the purpose of this Section 5, the term
"Common Stock" shall mean (i) the class of stock designated as the Common Stock of the Company at the date of this Agreement, or (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value.

                  5.2 NO ADJUSTMENT FOR DIVIDENDS. Except as provided in Section
5.1 hereof, no adjustment in respect of any dividends or distributions out of earnings shall be made during the term of a Warrant or upon the exercise of a Warrant.

                  5.3 NO ADJUSTMENT IN CERTAIN CASES. No adjustments shall be made pursuant to Section 5 hereof in connection with the grant or exercise of presently authorized or outstanding options to purchase Common Stock under the Company's existing stock option plan or the exercise of presently outstanding warrants to purchase Common Stock.

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                  5.4 PRESERVATION OF PURCHASE RIGHTS UPON RECLASSIFICATION,
CONSOLIDATION, ETC. In case of any consolidation of the company with or merger of the Company into another corporation or in case of any sale or conveyance to another corporation of the property, assets or business of the Company as an entirety or substantially as an entirety, the Company or such successor or purchasing corporation, as the case may be, shall execute with the Holder an agreement that the Holder shall have the right thereafter, upon payment of the Exercise Price in effect immediately prior to such action, to purchase, upon exercise of each Warrant, the kind and amount of shares and other securities and property which it would have owned or have been entitled to receive after the happening of such consolidation, merger, sale or conveyance had each Warrant been exercised immediately prior to such action. In the event of a merger described in Section 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended, in which the Company is the surviving corporation, the right to purchase shares of Common Stock under the Warrants shall terminate on the date of such merger and thereupon the Warrants shall become null and void, but only if the controlling corporation shall agree to substitute for the Warrants its warrants which entitle the Holders thereof to purchase upon their exercise the kind and amount of shares and other securities and property which they would have owned or been entitled to receive had the Warrants been exercised immediately prior to such merger. Any such agreements referred to in this Subsection 5.4 shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in Section 5 hereof. The provisions of this Subsection 5.4 shall similarly apply to successive consolidations, mergers, sales or conveyances.

                  6. FRACTIONAL SHARES; ISSUANCE OF SHARES; LEGENDS.

                  6.1 FRACTIONAL SHARES. The Company shall not be required to issue fractional shares of Common Stock on the exercise of a Warrant. If any fraction of a share of Common Stock would, except for the provisions of this
Section 6, be issuable on the exercise of a Warrant (or specified portion thereof), the Company shall in lieu thereof pay an amount in cash equal to the then Current Market Price, multiplied by such fraction. For purposes of this Agreement, the term "Current Market Price" shall mean (i) if the Common Stock is traded in the over-the-counter market and not in the NASDAQ National Market System nor on any national securities exchange, the average of the per share closing bid prices of the Common Stock on the 30 consecutive trading days immediately preceding the date in question, as reported by NASDAQ or an equivalent generally accepted reporting service, or (ii) if the Common Stock is traded in the NASDAQ National Market System or on a national securities exchange, the average for the 30 consecutive trading days immediately preceding the date in question of the daily per share closing prices of the Common Stock in the NASDAQ National Market System or on the principal stock exchange on which it is listed, as the case may be. For purposes of clause (i) above, if trading in the Common Stock is not reported by NASDAQ, the bid price referred to in said clause shall be the lowest bid price as reported in the "pink sheets" published by National Quotation Bureau, Incorporated. The closing price referred to in clause (ii) above shall be the last reported sale price or, in the case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case in the NASDAQ National Market System or on the national securities exchange on which the Common Stock is then listed.

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                  6.2 ISSUANCE OF SHARES. All shares of Common Stock issued upon exercise of a Warrant will be duly authorized, validly issued, fully paid and nonassessable.

                  6.3 LEGENDS. If the Common Stock to be issued upon exercise of this Warrant has not been registered under the Securities Act of 1933, as amended, then the stock certificates representing such shares of Common Stock shall bear a legend substantially in the following form:

THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR APPLICABLE STATE SECURITIES LAWS AND ARE RESTRICTED SECURITIES. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE ACT AND STATE SECURITIES LAWS.

                  7. TRANSFERABILITY.

                  The Warrants may not be transferred, sold or otherwise disposed of, except by will or devise and by the laws of descent.
Notwithstanding the foregoing Morris & Mozer Financial, Inc. may transfer all or any portion of the Warrants to Michael T. Mozer and Frederick L. Morris individually. Any attempt to transfer, sell or otherwise dispose of this Warrant (except as provided above) shall be void and shall not convey any rights or privileges to the transferee.

                  8. REGISTRATION RIGHTS.

                  8.1 DEFINITIONS. For the purposes of this Agreement:

         (a) "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act of 1933, as amended (the "Securities Act").

         (b) "Registrable Securities" means (x) shares of Common Stock issuable upon exercise of the Warrants and (y) any Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (x) above, provided, however, that Registrable Securities shall not include any shares of Common Stock which have previously been registered or which have been sold to the public.

         (c) The terms "register," "registered" and "registration" refers to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

         (d) "Registration Expenses" means all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses of any regular or special audits incident to or required by any such registration, but shall not include selling expenses and fees and disbursements of counsel for the Holder.

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         (e) "Rule 144" means Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

         (f) "Rule 145" means Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

                  8.2 "PIGGYBACK" REGISTRATION. If the Company shall determine to register any of its shares of Common Stock in a public offering for the account of any selling shareholders, other than a registration relating solely to employee benefit plans, or a registration relating solely to a Rule 145 transaction on Form S-4, or a registration on any registration form that does not permit secondary sales, the Company will:

         (a) promptly give to Holder written notice thereof;

         (b) use its best efforts to include in such registration (and any related qualification under the blue sky laws or other compliance), except as set forth in Section 8.3 below, and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by Holder within Twenty (20) days after the written notice from the Company described in clause 8.2(a) above is given. Such written request may specify all or a part of Holder's Registrable Securities; and

         (c) pay all Registration Expenses, other than the selling expenses of Holder's Registrable Securities.

                  8.3 UNDERWRITING. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holder as a part of the written notice. In such event, the right of the Holder to registration pursuant to this Section 8 shall be conditioned upon Holder's participation in such underwriting and the inclusion of the Holder's Registrable Securities in the underwriting to the extent provided herein. The Holder shall (together with the Company) enter into an underwriting agreement in customary form with the representative of the underwriter of underwriters selected by the Company.

                  8.4 EXCLUSION OF REGISTRABLE SECURITIES. Notwithstanding any other provisions of this Section 8, if the representative of the underwriters advises the Company that marketing factors require a limitation on the number of shares to be underwritten, the representative may (subject to the limitations set forth below) exclude all Registrable Securities from, or limit the number of Registrable Securities to be included in, the registration and underwriting. The Company shall so advise the Holder, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated first to the Company for securities being sold for its own account and

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thereafter to the Holder, pro rata with any other holders of Common Stock having registration rights. If the Holder does not agree to the terms of any such underwriting, he shall be excluded therefrom by written notice from the Company or the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

         If shares are so withdrawn from the registration or if the number of shares of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors, the Company shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the persons requesting additional inclusion pro rata amongst those persons requesting inclusion.

                  8.5 REGISTRATION PROCEDURES. In the case of each registration effected by the Company pursuant to Section 8, the Company will keep Holder advised in writing as to the initiation of each registration and as to the completion thereof, at its expense, the Company will use its best efforts to:

         (a) Keep such registration effective for a period of one hundred twenty
(120) days or until the Holder has completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that (x) such 120-days period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (y) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 145, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment that (I) includes any prospectus required by Section 10(a)(3) of the Securities Act or (II) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (I) and (II) above to be contained in periodic reports filed pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 in the registration statement.

         (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

         (c) Furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as the Holder from time to time may reasonably request;

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         (d) Notify the Holder at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of Holder, prepare and furnish to the Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

         (e) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed;

         (f) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration; and

         (g) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

                  9. MISCELLANEOUS.

                  9.1 NOTICES.

                  All notices, requests, demands and other communications required or permitted to be given hereunder shall be deemed to have been duly given if in writing and delivered personally, given by prepaid telegram, or mailed first class, postage prepaid, registered or certified mail, return receipt requested, to the following addresses:

                  If to the Company:     IN STORE MEDIA SYSTEMS, INC.
                                         15423 E. Batavia Drive
                                         Aurora, Colorado  80011
                                         Attention: Everett E. Schulze, Jr.

                  With a copy to:        Pillsbury, Madison & Sutro, LLP
                                         650 Town Center Drive, Seventh Floor
                                         Costa Mesa, CA 92626
                                         Attention:  Christopher A. Wilson, Esq.

                  If to the Holder:      Morris & Mozer Financial, Inc.
                                         333 South Seventh Street, Suite 2240
                                         Minneapolis, Minnesota 55402

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Any party may change the address to which such communications are to be directed to it by giving written notice to the other party. Except as otherwise provided in this Warrant, all notices shall be deemed to be given when delivered in person, or if placed in the mail as aforesaid, then two (2) days thereafter.

                  9.2 MODIFICATIONS.

                  The parties may, by mutual consent, amend, modify, supplement and waive any right under this Warrant in any manner agreed by them in writing at any time.

                  9.3 ENTIRE AGREEMENT.

                  This Agreement, the Note, the Registration Rights Agreement and any documents, instruments or agreements specifically referred to herein, set forth the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and supersede all prior agreements, arrangements and understandings relating to the subject matter hereof.

                  9.4 HEADINGS.

                  The section and paragraph headings contained in this Warrant are for convenient reference only, and shall not in any way affect the meaning or interpretation hereof.

                  9.5 GOVERNING LAW.

                  This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado, without any regard to the choice of law provisions thereof.

                  9.6 SEVERABILITY.

                  If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, it shall be deemed severable from the remaining provisions of this Agreement, which shall remain in full force and effect.

                  9.7 WAIVER.

                  No waiver of any provision of this Agreement or any breach thereof shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar) or any other breach hereunder nor shall such waiver constitute a continuing waiver. Either party may waive performance of any provision of this Agreement, the non-performance of which would otherwise constitute a breach of this Agreement, including but not limited to the non-performance of any condition precedent to such party's performance, without affecting the enforceability of this Agreement or the provisions contained herein.

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                  9.8 SUCCESSORS AND ASSIGNS.

                  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto. The Company may not assign this Agreement without the prior written consent of the Holder. Holders may transfer and assign the Warrants only as provided in Section 7. Any assignment by either party in violation of the foregoing shall be void.

                  9.9 ATTORNEYS' FEES.

                  If any legal action is instituted to enforce or interpret the terms of this Warrant, the prevailing party in such action shall be entitled to actual attorneys' fees in addition to any other relief to which the party is entitled.

         IN WITNESS WHEREOF, the parties have executed this instrument as of the date first written above.


MORRIS MOZER FINANCIAL, INC.                IN STORE MEDIA SYSTEMS, INC.


By:/S/ Frederick L. Morris                  By:/S/ Everett E. Schulze
   --------------------------------            ---------------------------------
Frederick L. Morris,                        Everett E. Schulze, Jr.,
Chief Executive Officer                     President/CEO


/S/ Michael T. Mozer
--------------------------------
Michael T. Mozer, President

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                            WARRANT SUBSCRIPTION FORM
                 (To be executed only upon exercise of Warrant)

         The undersigned Holder of this Warrant hereby irrevocably exercises this Warrant for the purchase of that number of shares of the Common Stock, no par value, of In Store Media System, Inc., set forth below, up to a maximum of three million-one hundred fifty thousand (3,150,000) shares (or such other number of shares as may be issuable upon the exercise of this Warrant pursuant to the adjustment provisions hereof), and hereby makes payment of the aggregate Exercise Price therefor which is also set forth below, all on the terms and subject to the conditions specified in this Warrant.


Number of Shares:                           ___________
                                            x $2.00 per share
Aggregate Purchase Price paid:              $__________


Dated: __________________ , 200_


                                                  HOLDER:

                                                  -----------------------------
                                                      (Signature)

                                                  ------------------------------
                                                     (Please print)


ACCEPTED:

IN STORE MEDIA SYSTEMS, INC.,
a Nevada corporation


By: ______________________________

Title:    PRESIDENT/CEO                               .
          ---------------------------------------------

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